ABSOLUTE CREDIT OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 5, 2016 to the Prospectus dated August 1, 2015

1.
The table entitled “Average Annual Total Returns” and the accompanying footnotes and explanatory text in the section entitled “Performance Information,” of the Prospectus are hereby deleted in their entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2015)

	1 Year	5 Year(1)	Since Inception 10/21/08(1)
Return Before Taxes	-1.09%	-1.27%	3.35%
Return After Taxes on Distributions	-1.15%	-2.02%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	-0.62%	-0.90%	2.56%
HFRX Fixed Income Credit Index(2) (reflects no deduction for expenses or taxes)	-4.38%	0.82%	6.08%(3)
HFRX Global Hedge Fund Index (reflects no deduction for expenses or taxes)	-3.64%	-0.72%	0.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	13.61%

(1)	For the period shown prior to October 1, 2014, the Fund returns reflect the Fund’s performance prior to the change in the Fund’s investment strategy to focus on credit-related strategies.

(2)
Effective December 11, 2015, the HFRX Fixed Income Credit Index replaced the HFRX Global Hedge Fund Index as the primary benchmark against which the Fund measures its performance. This change corresponds with a change in the Fund’s principal investment strategies, which took place on October 1, 2014. The Adviser believes that the HFRX Fixed Income Credit Index is the most appropriate broad measure of market performance for the Fund because it better reflects concentrated credit focused strategies analogous to the strategies employed by the Fund.

(3)	Reflects performance for the period October 31, 2008 through December 31, 2015.

HFRX Fixed Income Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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For more information, please contact a Fund customer service representative toll free at

(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CREDIT OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 5, 2016 to the Statement of Additional Information (“SAI”) dated August 1, 2015, as supplemented

1.
The paragraph entitled “Custodian” in the sub-section entitled “H. Other Fund Service Providers” in the section entitled “Board of Trustees, Management and Service Providers” of the SAI is hereby deleted in its entirety and replaced with the following:

Custodian. State Street Bank and Trust Company serves as custodian for the Fund (the "Custodian").  Under the Master Custodian Agreement, the Custodian acts as custodian of the assets of the Fund, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations.  The Custodian's principal address is One Lincoln Street, Boston, Massachusetts 02110.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.